UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2022

LAREDO PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Laredo Petroleum, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 26, 2022. As previously disclosed in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 7, 2022 (as supplemented, the “proxy statement”), director Pamela S. Pierce departed the Board upon the expiration of her term at the Annual Meeting.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of Company’s Board of Directors (the “Board”), the Company’s stockholders approved an amendment (the “Amendment”) to the Laredo Petroleum, Inc. Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from 22,500,000 shares to 40,000,000 shares.

The Amendment became effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 26, 2022. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to: (1) elect William E. Albrecht and Frances Powell Hawes to serve on the Board for terms of office expiring at the Company’s 2025 Annual Meeting of Stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal; (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; (3) approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers; and (4) approve the Amendment.

As of March 29, 2022, the record date for the Annual Meeting, there were 17,302,320 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and a total of 13,267,253 shares (approximately 77%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s proxy statement:

1.	Each of the following directors were elected to the Board to serve until the expiration of their respective term at the Company’s 2025 Annual Meeting of Stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	CLASS	YEAR	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
William E. Albrecht	III	2025	10,523,979	206,762	53,932	2,482,580
Frances Powell Hawes	III	2025	8,551,849	2,178,695	54,129	2,482,580

2.	Grant Thornton LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
13,153,009	106,585	7,659	0

3.	The voting results for the advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
10,207,897	485,450	91,326	2,482,580

4.	The voting results for the amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 22,500,000 shares to 40,000,000 shares were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
12,367,998	891,699	7,556	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Laredo Petroleum, Inc. Amended and Restated Certificate of Incorporation, dated May 26, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: May 26, 2022	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer

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